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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 27, 2003


                          DATA SYSTEMS & SOFTWARE INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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           Delaware                      0-19771                22-2786081
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 (State or Other Jurisdiction   (Commission file Number)       (IRS Employer
       of Incorporation)                                    Identification No.)



          200 Route 17, Mahwah, New Jersey                         07430
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         (Address of Principal Executive Offices)                (Zip Code)



         Registrant's telephone number, including area code (201) 529-2026
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Item 5.    Other Events and Regulation FD Disclosure.
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         On February 27, 2003, we announced that, as a result of a decision by a Nasdaq Listing Panel, the listing of our common stock will be transferred to the Nasdaq SmallCap Market. Our press release announcing this transfer to the Nasdaq SmallCap Market is attached as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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   (c)  Exhibits

        Exhibit 99.1 - Press release of Data Systems & Software Inc., dated February 27, 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DATA SYSTEMS & SOFTWARE INC.



Date:  March 3, 2003                   BY:          /s/ Sheldon Krause
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                                                    Sheldon Krause
                                                    Secretary